                                                              EXHIBIT (h)(40)(b)

                      FORM OF AMENDMENT NO. 2 TO AGREEMENT

This Amendment is made as of this 14th day of May 2002 by and between VAN KAMPEN ASSET MANAGEMENT ("Adviser") and AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL") for the purposes of amending the Agreement dated January 1, 2000 ("Agreement").

WHEREAS, the Adviser and AGL desire to amend and restate SCHEDULE TWO to the Agreement.

NOW, THEREFORE, the Adviser and AGL hereby amend the Agreement as follows:

     1. SCHEDULE TWO is hereby amended and restated, and replaced in its entirety by the SCHEDULE TWO of the agreement attached hereto.

     2. All capitalized terms used in this Amendment No. 2 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 2, no other modifications or changes are made to the Agreement.

     3. This Amendment No. 2 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will e deemed one and the same document.

IN WITNESS WHEREOF, the Adviser and AGL have caused this Amendment No. 2 to be executed in their names and on their behalf and through their duly authorized offices, as of the date first above written.

AMERICAN GENERAL LIFE INSURANCE COMPANY


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

Attest:
        --------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

(Corporate Seal)

VAN KAMPEN ASSET MANAGEMENT


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                  SCHEDULE ONE

Investment Company Name:           Fund Name(s):
------------------------           -------------
Van Kampen Life Investment Trust   Emerging Growth Portfolio - Class I Shares
                                   Enterprise Portfolio - Class I Shares
                                   Growth and Income Portfolio - Class I Shares
                                   Government Portfolio - Class I Shares

                                  SCHEDULE TWO

                         SEPARATE ACCOUNTS AND CONTRACTS

Name of Separate Account and             Form Numbers and Names of Contracts
Date Established by Board of Directors   Funded by Separate Account
--------------------------------------   -----------------------------------
American General Life Insurance          Contract Form No.:
Company Separate Account D               98020
Established: November 19, 1973           Name of Contract:
                                         Platinum Investor VA

                                         Contract Form Nos.:
                                         95020
                                         95021
                                         Name of Contracts:
                                         Generations VA

American General Life Insurance          Contract Form Nos.:
Company Separate Account VL-R            97600
Established: May 6, 1997                 97610
                                         Name of Contract:
                                         Platinum Investor I VUL and
                                         Platinum Investor II VUL

                                         Contract Form No.:
                                         93301
                                         Name of Contract:
                                         Corporate America VUL

                                         Contract Form No.:
                                         99206
                                         Name of Contract:
                                         Platinum Investor Survivor VUL

                                         Contract Form No.:
                                         99615
                                         Name of Contract:
                                         The One VUL Solution

                                  SCHEDULE TWO

                         SEPARATE ACCOUNTS AND CONTRACTS

                                   (Continued)

                                         Contract Form No.:
                                         99616
                                         Name of Contract:
                                         AG Legacy Plus VUL

                                         Contract Form No.:
                                         00600
                                         Name of Contract:
                                         Platinum Investor III VUL

                                         Contract Form No.:
                                         01206
                                         Name of Contract:
                                         Platinum Investor Survivor II VUL

                                         Contract Form No.:
                                         02600
                                         Name of Contract:
                                         Platinum Investor PLUS VUL

May 14, 2002